UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 11, 2014 (April 7, 2014)

SMTC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road
Markham, Ontario, Canada L3R 4N6
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 7, 2014, SMTC Corporation and certain of its subsidiaries entered into the Sixth Amendment (the “Sixth Amendment”) to its Revolving Credit and Security Agreement dated as of September 14, 2011, as subsequently amended, (the “Loan Agreement”) among SMTC Corporation, SMTC Manufacturing Corporation of California, SMTC Mex Holdings Inc., ZF Array Technology, Incorporated, and HTM Holdings, Inc., as US Borrowers, and SMTC Manufacturing Corporation of Canada, as Canadian Borrower, with PNC Bank, National Association, as Lender and as Agent, and PNC Bank Canada Branch, as Canadian Lender.

The Sixth Amendment extends the term of the Loan Agreement to January 2, 2015 and waives events of default under the Loan Agreement resulting from the previously announced inventory overstatement at SMTC’s Chihuahua, Mexico facility and SMTC’s failure to maintain EBITDA of not less than $3,409,000 for the six months ended December 29, 2013.  The Sixth Amendment also increases the interest rate by one hundred basis points for each of the various types of loans made under the revolving credit facility, decreases the maximum limit of the revolving credit facility to $40,000,000 and amends several negative and financial covenants, including covenants such as the fixed charge coverage ratio and minimum EBITDA.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the full text of the Sixth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03(a) as if fully set forth herein.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number

10.1  Sixth Amendment dated April 7, 2014 to Revolving Credit and Security Agreement dated September 14, 2011 between PNC Bank, National Association, PNC Bank Canada Branch, SMTC Corporation, SMCT Manufacturing Corporation of California, SMTC Manufacturing Corporation of Canada, SMTC Mex Holdings Inc., ZF Array Technology, Incorporated and HTM Holdings Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2014	SMTC CORPORATION By: /s/ Sushil Dhiman Name: Sushil Dhiman Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Sixth Amendment dated April 7, 2014 to Revolving Credit and Security Agreement dated September 14, 2011 between PNC Bank, National Association, PNC Bank Canada Branch, SMTC Corporation, SMCT Manufacturing Corporation of California, SMTC Manufacturing Corporation of Canada, SMTC Mex Holdings Inc., ZF Array Technology, Incorporated and HTM Holdings Inc.